QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.13

FIRST AMENDMENT TO REAL ESTATE CONTRACT

        This FIRST AMENDMENT TO REAL ESTATE CONTRACT (hereinafter sometimes referred to as the "First Amendment") is hereby made and entered into as of this 7th day of January, 2005, by and between PANATTONI DEVELOPMENT COMPANY, LLC, a California limited liability company, and the sellers listed on the attached Exhibit A (collectively, "Seller"), and DIVIDEND CAPITAL OPERATING PARTNERSHIP LP, a Delaware limited partnership ("Purchaser").

RECITALS

        A.    WHEREAS, Seller and Purchaser entered into that certain Real Estate Contract dated December 23, 2004 (the "Contract"), regarding those certain real properties more particularly described in the Contract, which are located in the City of Memphis, County of Shelby, State of Tennessee; and

        B.    WHEREAS, Seller and Purchaser desire to amend the terms of the Contract as hereinafter set forth.

        NOW, THEREFORE, for and in consideration of the sum of the mutual covenants and agreements set forth in this First Amendment, the premises, and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by each of the parties hereto, notwithstanding anything to the contrary contained in the Contract, the parties hereto agree as follows:

1.
All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Contract.

2.
The Closing Date for the Technicolor II property as set forth in Paragraph 1.6 is hereby amended to be January 28, 2005.

3.
Paragraph 3.1 is hereby amended to provide that Seller agrees to deliver the Shelby 18 Parking Lot and Shelby 5 Parking Lot survey and title information by January 14, 2005. Seller shall also respond by January 14, 2005 to Purchaser's objection letters received by Seller on December 23, 2004. Purchaser then has until January 21, 2005 to review, comment and approve any such new deliveries so that the parties may agree on the Permitted Exceptions.

4.
Paragraph 3.4 is hereby amended to provide that Purchaser has until January 14, 2005 to give Seller its approval of the amendments to the CCRs.

5.
Paragraph 10.21 is amended to provide that the parties have until January 21, 2005 to agree on a course of action with respect to the Technicolor II roof.

6.
Except as herein specifically modified and amended by this First Amendment, all of the terms, covenants and conditions of the Contract are hereby ratified and confirmed and shall remain in full force and effect. This First Amendment may be executed in multiple counterparts, each of which shall constitute an original but when taken together shall constitute one and the same instrument. Facsimile signatures shall constitute originals for all purposes under this First Amendment.

7.
Except insofar as reference to the contrary is made in any such instrument, all references to the "Contract" in any future correspondence or notice shall be deemed to refer to the Contract as modified by this First Amendment.

8.
This First Amendment shall be governed by and construed in accordance with the laws of the State of Tennessee, without regard to principles of conflicts of laws.

[Remainder of Page Intentionally Left Blank; Signatures Follow on Next Page]

SIGNATURE PAGE

        IN WITNESS WHEREOF, the parties have caused this First Amendment to be executed as of the day and year first above written.

SELLER:
PANATTONI DEVELOPMENT COMPANY, LLC, a California limited liability company, for itself and as agent for the sellers listed on the attached Exhibit A
By:	Carl D. Panattoni, Trustee of the Panattoni Living Trust dated April 18, 1998, Sole Member
PURCHASER:
DIVIDEND CAPITAL OPERATING PARTNERSHIP LP, a Delaware limited partnership
By:	Dividend Capital Trust Inc., a Maryland corporation, its general partner
By:
Name:
Title:

Exhibit A

Property
Technicolor II 5140 Memphis Oaks Dr.	Panattoni Holdings, LLC, a limited liability company
Shelby 4 4800 Hickory Hill	MERCY CAPITAL CENTER JOINT VENTURE, a California general partnership ("Mercy Capital"), MITCHELL INVESTMENTS, LLC, a Tennessee limited liability company ("Mitchell"),
Shelby 5	VAN VALKENBUGH-SHELBY 5, LLC, a Tennessee limited liability company, J & C INVESTMENTS, L.L.C., a California limited liability company ("VV-Shelby 5") and Charles Kessinger
Shelby 19 5166 Pleasant Hill
RIEGER-SHELBY 19, LLC, a Tennessee limited liability company "Rieger-Shelby 19"), PANATTONI-SHELBY 19, LLC, a California limited liability company ("P-Shelby 19"), VANVALKENBURGH-SHELBY 19, LLC, a Tennessee limited liability company ("VV-Shelby 19"), JAMES F. JORDAN and wife, SUSAN R. JORDAN (collectively "Jordan")
Eastpark I 5300 Hickory Hill
PVV-5300 Hickory Hill, LLC, a Tennessee limited liability company ("PVV"), CARL D. PANATTONI ("CDP"), PANATTONI-5300 HICKORY HILL, LLC, a Tennessee limited liability company ("P-5300"), VAN VALKENBURGH-5300 HICKORY HILL, LLC, a Tennessee limited liability company ("VV-5300"), PML-5300 HICKORY HILL, LLC, a Tennessee limited liability company ("PML-5300"), RIEGER-5300 HICKORY HILL, LLC, a Tennessee limited liability company ("R-5300"), RICHMOND-EASTPARK 1, LLC, a Tennessee limited liability company ("Richmond")
Eastpark II 5405 Hickory Hill
PANATTONI-5405 HICKORY HILL, LLC, a Tennessee limited liability company, ("P-5405"), VAN VALKENBURGH-5405 HICKORY HILL, LLC, a Tennessee limited liability company ("VV-5405"), RIEGER-5405 HICKORY HILL, LLC, a Tennessee limited liability company ("R-5405"), MITCHELL-5405 HICKORY HILL, LLC, a Tennessee limited liability company ("M-5405")
Shelby 18 5155 Citation Drive
RIEGER-CITATION DRIVE, LLC, a Tennessee limited liability company ("Citation"), VAN VALKENBURGH-CITATION DRIVE, LLC, a Tennessee limited liability company ("VV-Citation"), and PANATTONI-CITATION DRIVE, LLC, a Tennessee limited liability company ("P-Citation") (together "Seller")

QuickLinks

FIRST AMENDMENT TO REAL ESTATE CONTRACT